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                                                                   EXHIBIT 10.35

                                   AMENDMENT 1
                          TO INTERCONNECTION AGREEMENT

                                 BY AND BETWEEN

                       SOUTHWESTERN BELL TELEPHONE COMPANY

                                       AND

                       BIRCH TELECOM OF TEXAS LTD., L.L.P.

         The Interconnection Agreement ("the Agreement") by and between Pacific Bell, Nevada Bell, The Southern New England Telephone Company, or Southwestern Bell Telephone Company ("TELCO") and Birch Telecom of Texas Ltd., L.L.P. ("CLEC") is hereby amended as follows:

         (1)      Addition of APPENDIX FCC MERGER CONDITIONS

         (2)      Table of Contents modified to add additional Appendix

         (3) This Amendment shall not modify or extend the Effective Date or Term of the underlying Agreement, but rather, contains a termination date specific to the FCC Appendix adopted into the Interconnection Agreement which may or may not be coterminous with the underlying Agreement.

         (4) EXCEPT AS MODIFIED HEREIN, ALL OTHER TERMS AND CONDITIONS OF THE UNDERLYING AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT, and such terms are hereby incorporated by reference and the Parties hereby reaffirm the terms and provisions thereof.

         (5) This Amendment shall be filed with and is subject to approval by the appropriate State Regulatory Agency of the state in which it was originally filed and shall become effective immediately upon filing with such Agency.

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         IN WITNESS WHEREOF, this Amendment to the Agreement was exchanged in triplicate on this 14th day of April, 2000, by TELCO, signing by and through its duly authorized representative, and CLEC, signing by and through its duly authorized representative.

BIRCH TELECOM OF TEXAS, LTD., L.L.P.        SOUTHWESTERN BELL TELEPHONE COMPANY

                                            BY: SBC TELECOMMUNICATIONS, INC.,
                                            ITS AUTHORIZED AGENT


By: /s/ Rina Y. Hartline                   By: /s/ Larry B. Cooper
    --------------------------------           ---------------------------------
Title:  Director of State Regulation        Title:  President - Industry Markets

Name:  Rina Y. Hartline                     Name:  Larry B. Cooper
           (Print or Type)                           (Print or Type)